EXHIBIT 10.5


                                 AMENDMENT NO. 3
                                       TO
                            STOCK PURCHASE AGREEMENT


         THIS AMENDMENT is made and entered into as of February __, 1998 between LIFE USA HOLDING, INC., a Minnesota corporation (the "Company"), and ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA, a Minnesota corporation ("Allianz").


                              W I T N E S S E T H:

         WHEREAS, the parties hereto have entered into the Stock Purchase Agreement dated January 13, 1998, as amended by Amendment No. 1 dated as of January 30, 1998 and Amendment No. 2 dated as of July 15, 1998, (the "Agreement" and all terms defined in the Agreement are used herein as defined in the Agreement); and

         WHEREAS, the parties wish to amend Section 11.2(a)(iii) of the Agreement,

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Amendment to Section 11.2(a)(iii) of the Agreement. Section 11.2(a)(iii) of the Agreement is amended in its entirety to read as follows:

         "(iii) open market purchases of up to 1,604,104 shares of Common Stock within two (2) years after the date of the Initial Closing,"

         2. Full Force and Effect. Except as expressly set forth herein, the Agreement as amended hereby shall continue in full force and effect in accordance with its terms.

         3. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

         4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Minnesota, without regard to the principles thereof regarding conflict of laws.

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         IN WITNESS WHEREOF, the parties have executed this Agreement, each as of the date first above written.

                                  LIFE USA HOLDING, INC.



                                  By: /s/ Mark A. Zesbaugh
                                      ------------------------------------------
                                          Mark A. Zesbaugh,
                                          Executive Vice President and Chief
                                          Financial Officer


                                  ALLIANZ LIFE INSURANCE COMPANY
                                  OF NORTH AMERICA


                                  By: /s/ Michael T. Westermeyer
                                      ------------------------------------------
                                          Michael T. Westermeyer, Vice President